UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2010

Money4Gold Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Broward Blvd., Suite 1200 Ft. Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 915-1550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On May 7, 2010, Money4Gold Holdings, Inc. issued a press release announcing it entered into a letter of intent to acquire Office Products Recycling Associates, an industry leader in the reverse logistics of recycled products.

A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.  The information set forth in this Item 7.01 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with, the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release – Office Products Recycling Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEY4GOLD HOLDINGS, INC.

Date: May 7, 2010	By:	/s/ Daniel Brauser
Name: Daniel Brauser
Title: Chief Financial Officer